AMENDMENT NO. 7, dated as of March 28, 2016 (this “Amendment”), among LOGAN’S ROADHOUSE, INC., a Tennessee corporation (the “Borrower”), LRI HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders listed on the signature pages hereto, to the CREDIT AGREEMENT, dated as of October 4, 2010, as amended, supplemented, amended and restated or otherwise modified from time to time (the “Credit Agreement”) among the Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the other financial institutions party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 10.1 of the Credit Agreement permits certain amendments to the Credit Agreement to be effected from time to time with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party thereto;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments.
As of the Amendment No. 7 Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Unrestricted Cash”: at any date of determination, the aggregate amount of cash and Cash Equivalents of the Loan Parties not subject to any contractual restriction (other than a contractual restriction imposed by the Loan Documents) on the application thereof and not subject to any Lien (other than (i) Liens created by the Loan Documents, (ii) subject to the Intercreditor Agreement, Liens securing the Senior Secured Notes, the New Senior Secured Notes and any Permitted Refinancing Debt in respect thereof and (iii) Liens permitted by Section 7.1(i)).

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)The definition of “Consolidated First Lien Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
(c)The definition of “Consolidated Total First Lien Debt” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
(d)The definition of “Covenant Compliance Period” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
(e)The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by (i) removing the word “or” before clause (d) thereof, (ii) removing the “.” from the end of clause (d) thereof and substituting in lieu thereof the text “, or ” and (iii) inserting the following new clause (e):
“(e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.”
(f)The definition of “Permitted Refinancing Debt” in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the text “7.17” with “7.17(b)” in clause (h) thereof and (ii) deleting the text “(whether or not a Covenant Compliance Period is in effect), as of the most recently ended fiscal period for which financial statements were delivered pursuant to Sections 6.1(a)or 6.1(b),” from clause (h) thereof.
(g)Section 2.16 of the Credit Agreement is hereby amended by:
(i) inserting the text “Form W-8BEN-E,” immediately after the text “Form W-8BEN,” in clause (e) thereof;
(ii) inserting the following sentence as a new sentence after the end of clause (iii) of clause (e) thereof:
“If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of foregoing sentence, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”
(iii) redesignating clause (f) thereof as clause (g), redesignating clause (g) thereof as clause (h) and inserting the following new clause (f):
“(f)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 4 Effective Date, the Borrower and the Administrative Agent shall treat

(and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(h)Section 4 of the Credit Agreement is hereby amended by adding the following new Section 4.25:
“4.25    EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”
(i)Section 5.2 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting in lieu thereof the text “[Reserved]”.
(j)Section 6.1 of the Credit Agreement is hereby amended by deleting the following text from clause (a) thereof: ““going concern” or like qualification or exception, or”.
(k)Section 6.2 of the Credit Agreement is hereby amended by:
(i) deleting the word “and” at the end of clause (h) thereof;
(ii) deleting the text “as well as the Borrower’s 13-week liquidity forecast” from clause (i) thereof;
(iii) deleting the “.” at the end of clause (i) thereof and substituting in lieu thereof the text “;”;
(iv) inserting the following new clause (j):
“as soon as available, but in any event not later than three Business Days after the end of every second fiscal week of the Borrower, the Borrower’s 26-week liquidity forecast, as customarily prepared by the Borrower for its internal use; and”
(v) inserting the following new clause (k):
“as soon as available, but in any event not later than three Business Days after the end of each fiscal week of the Borrower, documentation reasonably satisfactory to the Administrative Agent evidencing compliance with the financial covenant set forth in Section 7.17(b).”
(l)Section 7.6 of the Credit Agreement is hereby amended by replacing clause (v)(2)(x) of clause (g) thereof in its entirety with the text “(x) the Borrower shall be in compliance with the financial covenant set forth in Section 7.17(b) as of the most recently ended fiscal week and”.
(m)Section 7.16 of the Credit Agreement is hereby amended by replacing the second to last row of the chart therein in full with the following:

December 28, 2016	$15,000,000

(n)Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“7.17    Financial Covenants.
(a)    Minimum EBITDA. Permit Consolidated EBITDA as of the last day of any period of twelve consecutive fiscal months of the Borrower ending with any fiscal month set forth below to be less than the amount set forth below opposite such fiscal month:

Each Fiscal Month Ending	Minimum Consolidated EBITDA
February 24, 2016	$17,500,000
March 30, 2016	$17,500,000
April 27, 2016	$17,500,000
May 25, 2016	$19,000,000
June 29, 2016	$22,000,000
July 27, 2016	$24,000,000
August 24, 2016	$26,000,000
September 28, 2016	$26,500,000
October 26, 2016	$30,000,000
November 23, 2016	$31,000,000
December 28, 2016	$32,000,000
December 29, 2016 through the Revolving Termination Date	$32,000,000

For purposes of determining Consolidated EBITDA under this Section 7.17(a), pro forma effect shall be given to each component as set forth in the last sentence of the definition of “Consolidated EBITDA,” including the 10% limitation set forth in the proviso thereto, and the pro forma calculations will be determined in good faith by a responsible financial or accounting officer of the Borrower (including pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) and evidenced by an Officer’s Certificate setting forth the basis of such calculations.

(b)    Minimum Liquidity. Permit the sum of Unrestricted Cash and the aggregate amount of the unused Revolving Commitments to be less than $8,000,000 as at the end of each fiscal week.”
(o)Section 10 of the Credit Agreement is hereby amended by adding the following new Section 10.19:
“10.19.     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to Write-Down and Conversion Powers and agrees and consents to, and acknowledges and agrees to be bound by:
(a)     the application of any Write-Down and Conversion Powers to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)     the effects of any Bail-In Action on any such liability, including, if applicable:
(i)     a reduction in full or in part or cancellation of any such liability;
(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of Write-Down and Conversion Powers.”

Section 2.	Representations and Warranties.
Each of Holdings and the Borrower represents and warrants to the Lenders as of the Amendment No. 7 Effective Date (as defined below) that:
(a)Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment No. 7 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).
(b)No Default or Event of Default has occurred and is continuing.

Section 3.	Conditions to Effectiveness.
This Amendment shall become effective as of the date first written above (the “Amendment No. 7 Effective Date”) only upon satisfaction in full of the following conditions precedent:
(a)the Administrative Agent (or its counsel) shall have received from (i) each Lender and (ii) each of the other parties hereto, a counterpart of this Amendment signed on their behalf;
(b)the Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel);
(c)each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 7 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date); and
(d)no Default or Event of Default has occurred and is continuing.
The Administrative Agent will confirm to the Borrower the completion of the condition set forth in clause (a)(i) of this Section 3.

Section 4.	Counterparts.
This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

Section 5.	Applicable Law.
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.	Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
LOGAN’S ROADHOUSE, INC.
By: /s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer

LRI HOLDINGS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer
LOGAN’S ROADHOUSE OF KANSAS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President and Chief Executive Officer
LOGAN’S ROADHOUSE OF TEXAS, INC.

By:	/s/ Samuel N. Borgese
Name: Samuel N. Borgese
Title: President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Swingline Lender and as a Lender

By:	/s/ Douglas A. Kravitz
Name: Douglas A. Kravitz
Title: Executive Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

By:	/s/ Laura Katherine Schembri
Name: Laura Katherine Schembri
Title: Authorized Signatory